June 10, 2005

Ms. Pamela A. Long	VIA FEDEX AND EDGAR

Assistant Director

Securities and Exchange Commission

Division of Corporation Finance

450 Fifth Street, N.W.

Washington, D.C. 20549-0404

Re:	Chaparral Steel Company
Form 10 filed May 6, 2005
File No. 000-51307

Dear Ms. Long:

On behalf of Chaparral Steel Company (Chaparral), I attach for filing Chaparral’s Amendment No. 1 to Registration Statement on Form 10 to register securities under Section 12(g) of the Exchange Act of 1934, as amended. Chaparral has the following responses to the SEC staff’s comments contained in its letter to me dated June 3, 2005. Chaparral’s responses are numbered to correspond to the numbers used to designate the staff’s comments in its letter.

Exhibit 99.1, Information Statement

General

1.	Please be reminded that the Form 10 goes effective by lapse of time within 60 days of the filing pursuant to Exchange Act Section 12(g)(1). If our comments are not addressed within this 60 day time period, you should withdraw the Form 10 prior to effectiveness and refile a new Form 10 including changes responsive to our comments.

We have noted the Staff’s comment. We expect to resolve all comments the Staff may have within the 60 day time period.

2.	We note your response to comment 27 of our letter dated March 31, 2005. Please revise further to clarify in the appropriate sections of your document how you expect that TXI will repay the $600 million in outstanding senior notes due 2011. We note that the dividend you expect to pay to TXI is currently estimated at $341 million.

The “Liquidity and Capital Resources-Impact of the Distribution and Separation from TXI” section has been revised in accordance with the comment of the Staff.

Ms. Pamela A. Long

June 10, 2005

3.	Please update your disclosures throughout the document concerning your new credit facility. What is the current status of your negotiations for this new facility?

We have updated the disclosure in “Liquidity and Capital Resources-Impact of the Distribution and Separation from TXI” and “Description of Certain Indebtedness-New Credit Facility” in accordance with the comment of the Staff.

Risk Factors, page 8

4.	We note your response to comment 11 of our letter dated March 31, 2005. Please revise to quantify and state your net losses for 2002, 2003, and 2004 in the second risk factor on page 9.

The risk factor addressed has been revised in accordance with the comment of the Staff.

Issuance of Debt, page 21

5.	We note your response to comment 9 of our letter dated March 31, 2005 in this section. Please disclose how you determined the amount of the dividend you will grant to TXI prior to completion of the spin-off. In addition, please clarify your statement on page 28 that you will settle your intercompany accounts with TXI “at their value as of the distribution date”. What do you mean by “intercompany accounts”? Will you be required to pay amounts to TXI that exceed the $350 million discussed in this section? Please revise to be more specific.

Disclosure about how the amount of the dividend was determined has been added to “The Spin-off-The Spin-off of Chaparral Steel Company from TXI-Issuance of Debt” in accordance with the comment of the Staff. In addition, the disclosure on page 28 (now on page 31) has been revised to delete the confusing language regarding their value at the distribution date, and disclosure has been revised in “Arrangements between TXI and Chaparral Steel Company-Separation and Distribution Agreement-The Spin-off” to make it clear the intercompany accounts are intercompany indebtedness and to more accurately describe how the intercompany indebtedness will be settled, from which it is clear that settling the intercompany indebtedness will not require additional cash payments.

Unaudited Pro Forma Combined Condensed Financial Statement, page 28

6.	Revise the disclosure on page 28 to correctly identify the date of the pro forma balance sheet as February 28, 2005.

The date has been corrected in accordance with the comment of the Staff.

Ms. Pamela A. Long

June 10, 2005

Separation and Distribution Agreement, page 53

7.	We also note your disclosure on page 53 that intercompany accounts between steel entities and TXI will be paid, contributed to capital, or “otherwise settled.” Please revise to be more specific. What does “otherwise settled” mean?

The disclosure in this section has been revised in accordance with the comment of the Staff. The term “otherwise settled” is no longer used.

Anti-takeover Provisions, page 64

8.	We note your disclosure on page 67 concerning anti-takeover effects associated with your preferred stock purchase rights. Please add a risk factor concerning these effects.

Disclosure in the risk factor on page 14 has been revised in accordance with the comment of the Staff.

Combined Financial Statements

Note 1- Description of Business and Basis of Presentation, page F-10

9.	We note your response to comment 43 of our letter dated March 31, 2005 and your disclosure that you believe the allocation of certain corporate costs from TXI was made on a reasonable basis. Please revise the notes to your historical financial to provide and explanation of the allocation method you used and, if practical, the amount or range of expenses you would have incurred on a stand-alone basis as required by SAB Topic 1:B.1 Question 2.

Note 1 of the Notes to the Financial Statements and the “Overview” and “Liquidity and Capital Resources” sections of MD&A have been revised in accordance with the comment of the Staff.

Note 2 – Summary of Significant Accounting Policies, page F-10

10.	We note your response to comment 45 of our letter dated March 31, 2005. In light of the historical capital structure of TXI, it is not clear to us why you determined that earnings per share disclosures are not required by SFAS 128. Please advise. In addition, as we previously indicated, at a minimum, pro forma earnings per share disclosures should be provided for the most recent fiscal year and interim period based on historical earnings on pages 6, 27 and F-27.

Pro forma earnings per share disclosures using the number of shares of TXI common stock outstanding on May 31, 2005 are provided for the most recent fiscal year and interim period based on historical earnings on pages 6, 27 and F-7 in accordance with the comment of the Staff.

Ms. Pamela A. Long

June 10, 2005

Note 2 – Summary of Significant Accounting Policies, page F-12

11.	We reviewed your response to comment 48 of our March 31, 2005 letter. In light of the fact that some of the cash payments to TXI appear to relate to capital expenditures or other non-operating items, it remains unclear to us how including them in operating cash flows is appropriate and complies with SFAS 95. Please advise.

As discussed with the Staff in a conference call on June 6, 2005, all capital expenditures included in the statements of cash flows included in the Form 10 were paid to TXI in cash in the periods presented through our intercompany settlement process.

I am providing courtesy copies of this letter and a revised copy of the Form 10 marked to show the changes made from the previously filed version to the SEC staff members set forth below.

Please direct any questions or additional comments regarding the Form 10 and this letter to the undersigned at (972) 647-6742, or to Joe Dannenmaier of Thompson & Knight LLP at (214) 969-1393.

Respectfully submitted,

/s/    Frederick G. Anderson

Frederick G. Anderson

Vice President and General Counsel

Texas Industries, Inc.

Courtesy copies to:

Mindy Hooker

Anne McConnell

Matt Franker

Lesli Sheppard